Prospectus Supplement

October 3, 2008

Morgan Stanley Institutional Fund, Inc.

Supplement dated
October 3, 2008 to
the Prospectus dated
May 1, 2008 of:

International Growth
Active Extension
Portfolio

Certain regulators in various countries throughout the world have recently imposed prohibitions on short sales of securities of certain companies (e.g., financial institutions). These prohibitions, many of which are temporary, could inhibit the ability of the Portfolio's investment adviser, Morgan Stanley Investment Management Inc., to sell securities short as part of the Portfolio's investment strategy.

Please retain this supplement for future reference.

MSIGLINTSPT3